INCOME TAXES	12 Months Ended
Dec. 31, 2018
INCOME TAXES
INCOME TAXES

18. INCOME TAXES

The Company files a consolidated federal income tax return. The components of income before income taxes and income tax expense are as follows:

	Years Ended December 31,
	2018	2017	2016
	(In millions)
Components of income before income taxes:
Domestic	$1,052.7	$883.8	$804.5
Foreign	162.3	178.7	(25.5)
Total	$1,215.0	$1,062.5	$779.0
Components of income tax expense:
Current
Federal	$152.2	$295.0	$212.3
State	58.0	17.5	29.2
Foreign	52.8	56.7	37.0
Total current	263.0	369.2	278.5
Deferred
Federal	48.0	(65.3)	47.3
State	14.7	6.2	8.4
Foreign	(56.2)	(16.8)	(35.4)
Total deferred	6.5	(75.9)	20.3
Total provision for income taxes	$269.5	$293.3	$298.8

A reconciliation of recorded federal provision for income taxes to the expected amount computed by applying the federal statutory rate for all periods to income before income taxes is as follows:

	Years Ended December 31,
	2018	2017	2016
	(In millions)
Expected expense at statutory rate	$255.1	$371.9	$272.6
Increase (decrease) in income taxes resulting from:
State income taxes, net of federal benefit	57.4	14.5	24.4
Foreign rate differential	11.6	(26.0)	(1.8)
Foreign restructuring	(48.0)	—	—
Impact of 2017 Tax Reform	(29.7)	(64.9)	—
Global intangible low-taxed income	15.5	—	—
Non-deductible expenses (non-taxable income)	3.7	(4.6)	1.0
Other	3.9	2.4	2.6
Total	$269.5	$293.3	$298.8

H.R. 1, originally known as the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Reform”) was enacted on December 22, 2017. The 2017 Tax Reform permanently reduced the corporate tax rate to 21% from 35%, effective January 1, 2018 and implemented a change from a system of worldwide taxation with deferral to a hybrid territorial system. For the year ended December 31, 2018, the Company recorded an income tax benefit of approximately $29.7 million related to the impact of the 2017 Tax Reform rate differential as a result of certain tax accounting method changes related to projects initiated in 2018.

Deferred tax assets and liabilities consist of the following:

	December 31,
	2018	2017
	(In millions)
Deferred tax assets
Deferred revenue	$10.6	$18.5
Allowance for doubtful accounts	267.0	282.4
Net operating loss carryforwards and other carryforwards	57.8	95.7
Stock-based compensation and other employee benefits	24.4	23.2
Accrued expenses and other	66.2	84.4
Total deferred tax assets	426.0	504.2
Valuation allowance	(36.3)	(76.4)
Deferred tax assets, net of valuation allowance	389.7	427.8
Deferred tax liabilities
Deferred income	$409.8	$364.3
Depreciation	79.0	37.7
Intangible assets	113.4	210.1
Total deferred tax liabilities	602.2	612.1

Net deferred tax liability	$(212.5)	$(184.3)

Amounts recognized in the consolidated balance sheets:
Non-current assets	$44.0	$26.8
Non-current liabilities	(256.5)	(211.1)
Total – Net deferred tax liability	$(212.5)	$(184.3)

At December 31, 2018, included in the Company’s U.S. tax returns are approximately $15.7 million of U.S. federal net operating loss carryovers (“NOLs”) and approximately $33.8 million of foreign tax credits that expire at various times through the year 2034. Pursuant to Section 382 of the Internal Revenue Code, the Company’s utilization of such NOLs is subject to an annual limitation. At December 31, 2018, the Company has state income tax NOLs of approximately $363.7 million and state credits of approximately $10.0 million available to offset future state taxable income. The state NOLs and credits will expire at various times through the year 2037. The Company has $128.1 million of foreign NOLs and $4.1 million of foreign capital losses at December 31, 2018. The foreign NOLs and capital losses have an unlimited carryforward period. The Company does not believe it is more likely than not that the NOLs or capital losses will be utilized and has therefore, in accordance with ASC 740-10-30, “Income Taxes—Overall—Initial Measurement,” established a full valuation allowance against them. The Company’s valuation allowance decreased $40.1 million during the year ended December 31, 2018, due primarily to the utilization of a tax carryforward to offset an unrecognized tax benefit. The Company’s valuation allowance increased $31.7 million and $2.5 million during the years ended December 31, 2017 and 2016, respectively.

U.S. income tax has not been recognized on the excess of the amount for financial reporting over the tax basis of investments in certain foreign subsidiaries that is indefinitely reinvested outside the United States. The Company intends to permanently reinvest the undistributed earnings of these foreign subsidiaries in its operations outside the United States to support its international growth. As of December 31, 2018, the excess is approximately $146.8 million. Generally, the $146.8 million of undistributed earnings will not be subject to further U.S. income taxes and any additional state and local or foreign withholding taxes are immaterial.

Should certain substantial changes in the Company’s ownership occur, there could be an annual limitation on the amount of carryovers and credits that can be utilized. The impact of such a limitation would likely not be significant.

As a result of the adoption of ASU 2016-09 in 2017, the net tax benefit or expense resulting from the vesting of restricted shares and other employee stock programs is now recorded as a component of income tax expense. Prior to the adoption of ASU 2016-09, the net tax expense related to stock-based compensation recorded in additional paid-in capital was approximately $1.7 million for the year ended December 31, 2016.

The net tax impact of the change in the carrying value of the Euro-denominated Senior Notes due 2022 and 2023 due to foreign exchange fluctuations that was recorded directly to other comprehensive income was an expense of $9.5 million, a benefit of $26.2 million and an expense of $2.4 million for the years ended December 31, 2018, 2017 and 2016, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

Balance at January 1, 2016	$156.6
Increases related to prior years’ tax positions	22.5
Decreases related to prior years’ tax positions	(12.1)
Increases related to current year tax positions	31.4
Settlements during the period	(3.1)
Lapses of applicable statutes of limitation	(3.3)
Balance at December 31, 2016	$192.0
Increases related to prior years’ tax positions	9.3
Decreases related to prior years’ tax positions	(15.7)
Increases related to current year tax positions	33.0
Settlements during the period	(6.7)
Lapses of applicable statutes of limitation	(3.6)
Balance at December 31, 2017	$208.3
Increases related to prior years’ tax positions	41.3
Decreases related to prior years’ tax positions	(9.6)
Increases related to current year tax positions	61.5
Settlements during the period	(1.0)
Lapses of applicable statutes of limitation	(4.2)
Balance at December 31, 2018	$296.3

Included in the balance at December 31, 2018 are tax positions reclassified from deferred income taxes. Deductibility or taxability is highly certain for these tax positions but there is uncertainty about the timing of such deductibility or taxability. As a result of the passage of the 2017 Tax Reform, any rate differential between the reserved tax position and the related deferred tax asset or liability, along with interest and penalties, could impact the annual effective tax rate. This timing uncertainty could also accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes potential accrued interest and penalties related to unrecognized tax benefits in income tax expense. The Company has potential cumulative interest and penalties with respect to unrecognized tax benefits of approximately $66.7 million, $41.6 million and $39.4 million at December 31, 2018, 2017 and 2016, respectively. For the years ended December 31, 2018, 2017 and 2016, the Company recorded approximately $24.5 million, $5.7 million and $8.4 million, respectively, in potential interest and penalties with respect to unrecognized tax benefits.

At December 31, 2018, 2017 and 2016, the Company had unrecognized tax benefits of approximately $247.7 million, $170.0 million and $121.4 million, respectively that, if recognized, would impact the effective tax rate. It is likely that there will be a change in the amount of unrecognized tax benefits within the next 12 months related to a tax accounting method change in 2019. We estimate that this change in unrecognized tax benefits within the next 12 months could be a decrease of up to approximately $70 million, a significant portion of which relates to timing items that would not have an impact to the effective tax rate.

The Company files income tax returns in the U.S. federal jurisdiction and in many state and foreign jurisdictions.   With some exceptions, the tax returns filed by the Company are no longer subject to U.S. federal income tax examinations for the years before 2015, state and local examinations for years before 2014 or foreign income tax examinations for years before 2013.